Exhibit 99.1

NEWS RELEASE

IMMEDIATE RELEASE

DATE: April 14, 2016

MEDIA CONTACT: Dan Lombardo, InvenTrust Properties Corp.

630-570-0605 or dan.lombardo@InvenTrustProperties.com

INVENTRUST PROPERTIES CORP. BOARD OF DIRECTORS APPROVES SPIN-OFF OF HIGHLANDS REIT, INC.

Company Anticipates the Separation of Highlands to Occur on April 28, 2016

Oak Brook, Ill. – InvenTrust Properties Corp. (“InvenTrust” or “the Company”) today announced that its Board of Directors has formally authorized the distribution of 100% of the outstanding shares of common stock of Highlands REIT, Inc. (“Highlands”), a wholly owned subsidiary of InvenTrust, to InvenTrust stockholders. The distribution of shares of Highlands common stock is expected to occur on April 28, 2016. Each InvenTrust stockholder will be entitled to receive one share of Highlands common stock for every share of InvenTrust common stock held of record as of the close of business on April 25, 2016.

As previously announced, following the completion of the spin-off of Highlands and distribution of its shares, Highlands will be an independent, self-managed, non-traded REIT with a dedicated management team focused on preserving, protecting and maximizing the total value of its portfolio. Highlands’ portfolio is expected to consist of seven single- and multi-tenant office assets, two industrial assets, six retail assets, two correctional facilities, four parcels of unimproved land and one bank branch. Upon completion of the spin-off, Highlands will announce its estimated share value, including a detailed explanation of the valuation method, analysis and process used to estimate the estimated per share value.

Highlands will be led by Richard Vance, who currently serves as InvenTrust’s Senior Vice President – Portfolio Management & Corporate Strategy, a role in which he has been responsible for managing InvenTrust’s “non-core” portfolio with regard to asset management, property operations and leasing. Mr. Vance will serve as Highlands’ President and Chief Executive Officer and a member of Highlands’ Board of Directors.

Terms of the Spin-Off

InvenTrust stockholders are not required to make any payment or take any action to receive the shares of Highlands common stock in the distribution, and they will not be required to surrender or exchange their InvenTrust shares.

Following the distribution, InvenTrust stockholders will own shares in both InvenTrust and Highlands. The number of InvenTrust shares held by stockholders will not change as a result of the distribution of Highlands common stock. Stockholder approval of the distribution is not required. Highlands’ shares of common stock will not be listed on any securities exchange or other market as part of the spin-off. Following the completion of the distribution, InvenTrust will cease to own any shares of Highlands common stock.

Although the distribution of the outstanding shares of Highlands common stock will be in the form of a taxable distribution to InvenTrust stockholders, InvenTrust does not anticipate recognizing taxable gain as a result of the distribution. Accordingly, so long as stockholders own InvenTrust common stock for the entire year in which the distribution occurs, InvenTrust anticipates that the spin-off and distribution of Highlands common stock will not increase the amount of dividend income stockholders would have recognized if the distribution had not occurred.

Shares of Highlands common stock will be distributed in book-entry form only. No physical share certificates of Highlands will be issued. An information statement containing the details of the spin-off and important information about Highlands will be mailed to InvenTrust stockholders as of the record date. The completion of the distribution remains subject to certain conditions, as described in the information statement, and the InvenTrust Board of Directors may modify or abandon the spin-off at any time prior to the distribution.

InvenTrust stockholders are encouraged to consult their financial advisors and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the implication of selling InvenTrust common stock on or prior to the distribution and the applicability and effect of any U.S. federal, state, local and foreign tax laws.

InvenTrust Estimated Share Valuation

InvenTrust expects to announce its new estimated share value in early May 2016 which will reflect the spin-off of Highlands. InvenTrust has engaged an independent, third-party valuation firm to assist in the valuation. The valuation firm will provide a detailed explanation of the valuation method, analysis and process used to estimate the new per share value. As a result of the Highlands spin-off, InvenTrust expects the value of the shares of InvenTrust stock to be lower immediately following the transaction, as the value of InvenTrust common stock will no longer reflect the value of the Highlands portfolio. Once the new estimated share value is determined, InvenTrust will file a Current Report on Form 8-K and disclose to stockholders the new estimated share value and how the estimated share value was calculated and determined.

ABOUT INVENTRUST PROPERTIES CORP.

InvenTrust became a self-managed REIT in 2014 and as of December 31, 2015, is an owner and operator of 112 multi-tenant retail properties. InvenTrust’s total retail portfolio comprises of 18.5 million square feet of retail space in 24 states. As of December 31, 2015, the Company also owned 11,039 student housing beds and 5.7 million square feet of non-core space.

Forward-Looking Statements Disclaimer

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These statements include statements about our plans and strategies and future events, including the proposed spin-off of our “non-core” assets; the anticipated timing to close the spin-off; anticipated tax consequences of the spin-off; and anticipated timing with respect to publishing Highlands’ and our new estimated share value, among other things. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain and involve known and unknown risks that are difficult to predict. Factors that may cause actual results to differ materially from current expectations include, among others, our current expectations with respect to the timing of the potential spin-off and/or the potential failure to satisfy closing conditions with respect to the transaction; InvenTrust’s board of directors may determine that the completion of the spin-off is not in our best interests and determine not to consummate the spin-off; our ability to execute on our strategy; the timing of our new estimated share value; Highlands’ ability (or lack thereof) to operate successfully as a self-managed REIT and execute on its strategy; our ability to return value to our stockholders and the availability of cash flow from operating activities to fund distributions. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in the preliminary registration statement on Form 10 filed with the Securities and Exchange Commission by Highlands REIT, Inc. and InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.